UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 24, 2010

NORTHERN STATES FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

000-19300
(Commission File Number)

Delaware	36-3449727
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1601 North Lewis Avenue
P.O. Box 39
Waukegan, Illinois  60085
(Address of Principal Executive Offices)

(847) 244-6000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 24, 2010, Northern States Financial Corporation (the “Company”) announced its earnings results for the quarter and year ended December 31, 2009.  Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHERN STATES FINANCIAL CORPORATION
Date: February 24, 2010	By:_/s/Brett Houston______________________ Brett Houston Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
99.1	Press release dated February 24, 2010.